United States
Securities and Exchange Commission
Washington, DC 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 14, 2017

PERFICIENT, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15169	74-2853258
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Maryville University Drive, Suite 600, Saint Louis, Missouri	63141
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (314) 529-3600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On June 16, 2017, Perficient, Inc. (the “Company”) issued a press release announcing the repatriation of cash from its subsidiary operations in China and updated guidance for the three months ended June 30, 2017 and full-year 2017.  A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 2.02.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On June 14, 2017, the Company held its 2017 Annual Meeting of Stockholders. The holders of 31,644,039 shares of Common Stock, or 90% of the outstanding shares entitled to vote as of the record date, were represented at the meeting in person or by proxy, which represented a quorum. At the meeting, the stockholders voted on the following seven proposals and cast their votes as follows to approve such proposals:

 Proposal 1: To elect the following five nominees to the Company’s board of directors, each to serve on the board of directors until the next annual meeting of stockholders or until his successor has been elected and qualified:

Nominees	Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
Jeffrey S. Davis	28,215,558	1,636,869	26,092	1,765,520
Ralph C. Derrickson	27,467,054	2,356,598	54,867	1,765,520
James R. Kackley	26,239,187	3,582,600	56,732	1,765,520
David S. Lundeen	28,618,856	1,214,679	44,984	1,765,520
Brian L. Matthews	29,624,632	199,020	54,867	1,765,520

Proposal 2: To approve the advisory resolution relating to the 2016 executive compensation:

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
28,785,851	1,025,068	67,600	1,765,520

Proposal 3: To approve the frequency of including an advisory vote on the executive compensation:

1 Year	2 Years	3 Years	Abstentions
22,609,091	23,233	7,198,276	47,919

Proposal 4: To approve an amendment to the Company’s Certificate of Incorporation to increase the authorized capital stock of the Company:

Votes Cast For	Votes Cast Against	Abstentions
30,527,530	1,064,129	52,380

Proposal 5: To approve the Second Amended and Restated Perficient, Inc. 2012 Long Term Incentive Plan:

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
21,499,415	8,347,435	31,669	1,765,520

Proposal 6: To approve the Perficient, Inc. Plan for Tax Deductible Executive Incentive Compensation:

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
29,160,200	670,723	47,596	1,765,520

Proposal 7: To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017:

Votes Cast For	Votes Cast Against	Abstentions
29,626,550	1,985,310	32,179

    As noted above with respect to Proposal 3, approximately 76% of the votes cast by stockholders voted to hold the Company's advisory vote on executive compensation every year. Consistent with the stockholders' vote, the Company's Board of Directors has determined that it will include an advisory vote on executive compensation in the Company's proxy statements every year until the next required advisory vote on the frequency of the executive compensation vote.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

Exhibit
Number	Description

99.1	Perficient, Inc. Press Release, dated June 16, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERFICIENT, INC.

June 16, 2017	By: /s/ Paul E. Martin
        Paul E. Martin
        Chief Financial Officer

Exhibit
Number	Description

99.1	Perficient, Inc. Press Release, dated June 16, 2017